UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 25, 2007
DORAL FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Puerto Rico	0-17224	66-031262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico 00920-2717
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: 787-474-6700
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On June 23, 2007, Doral Financial Corporation (the “Company”) received a letter from FBOP Corporation (“FBOP”) and on June 25, 2007, the Company issued a press release regarding such letter. .
     Copies of the press release and the letter from FBOP referred to above are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.
Additional Information and Where to Find It
     INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE TRANSACTION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY DORAL FINANCIAL ON JUNE 18, 2007 BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement at the Internet worldwide website maintained by the Commission at http://www.sec.gov. In addition, documents filed by Doral Financial are available at the Commission’s public reference room located at 100 F Street, N.E., Washington, D.C. 20594. Investors and security holders may call the Commission at 1-800-SEC-0330 for further information on the public reference room. Free copies of all of Doral Financial’s filings with the Commission may also be obtained (without exhibits) by directing a request to or accessing www.doralfinancial.com.
Doral Financial Corporation
Investor Relations & Media:
(787) 474-6711
Olga Mayoral-Wilson, APR
Executive Vice President
Chief Communications Officer
Corporate Communications
Olga.mayoral@doralfinancial.com
Lucienne Gigante
Vice President
Vice President
Investor Relations
Corporate Communications
Lucienne.gigante@doralfinancial.com
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

99.1	Press release dated June 25, 2007.
99.2	Letter from FBOP Corporation dated June 23, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL FINANCIAL CORPORATION

Date: June 25, 2007	By:	/s/ Enrique R. Ubarri

	Name: Title:	Enrique R. Ubarri Executive Vice President and General Counsel